UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 8, 2006

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 0-13150               04-2735766
           --------                 -------               ----------
       (State or Other            (Commission           (IRS Employer
         Jurisdiction             File Number)      Identification Number)
      of Incorporation)

  4375 River Green Parkway, Suite 100, Duluth, Georgia       30096
  ----------------------------------------------------       -----
       (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On August 8, 2006 the Compensation Committee of the Board of Directors revised the employment agreement ("Agreement") for T. Gary Trimm (the "Employee"), Chief Executive Officer, which has previously been filed with the Securities and Exchange Commission. Under the amended Agreement, if the Employee were terminated, during the period beginning with the Employee's termination and continuing through which time the Employee reaches age 65, Concurrent Computer Corporation ("the Company") will use its reasonable best efforts to continue the Employee's eligibility under its group life insurance, hospitalization, medical and dental plans. To the extent the Employee is not eligible under the terms of one or more of such plans and programs, the Company will provide the Employee with the economic equivalent for the period through the employee reaching age 65.

     Additionally, the Compensation Committee lifted the salary freeze in place for fiscal 2006 on the salaries of executive officers and approved a 3.5% salary increase. The new salaries for executive officers are disclosed in the table below. Mr. Wilson's salary was increased by 14.3% in conjunction with his experience and expanded responsibilities.

                             ANNUAL
         EXECUTIVE OFFICER   SALARY
         -----------------  --------
         T. Gary Trimm      $362,250
         Warren Neuburger    300,000
         Kirk L. Somers      227,700
         Gregory S. Wilson   200,000

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

          THE FOLLOWING EXHIBIT IS FILED HEREWITH:

EXHIBIT NO.          DESCRIPTION
-----------          -----------

99.1                 AMENDMENT TO EMPLOYMENT AGREEMENT

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CONCURRENT COMPUTER CORPORATION


Date: August 10, 2006            By:  /s/  Gregory  S.  Wilson
                                     -------------------------------------------
                                     Gregory  S.  Wilson
                                     Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1     Amendment to Employment Agreement